                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

     This Settlement Agreement and Mutual General Release (this "Settlement and Release") is made and entered into this ___ day of January, 2001 by and between Kevin E. Koy ("Kevin"), Maureen H. Koy ("Maureen" and Kevin's mother); Chicago Mortgage and Financial Services, Inc. a/k/a Chicago Mortgage Company, Inc. a/k/a Chicago Mortgage Company or such similar name ("CMFSI"); Chicago Mortgage and Financial Services, Inc. Profit Sharing Plan & Trust "CMFSI Profit Sharing Plan"); Cambridge Financial Services, Inc. a/k/a Cambridge Financial or such similar name "Cambridge Financial"); CorCapital Financial Partners L.L.C. a/k/a CorCapital Financial Corp or such similar name ("CorCapital"); or any other entity, pseudonym, nominee or other name used by any of the foregoing, and each of their respective officers, directors, shareholders, partners, members, employees, agents, attorneys, representatives, beneficiaries, predecessors, successors and assigns (collectively, the Koy Group") and SHC Corp. (f/k/a VictorMaxx Technologies, Inc.) an Illinois corporation ("VMTI"); Sonoma Holding Corp., an Illinois corporation ("Sonoma"); and any Sonoma related, affiliated or subsidiary companies; Terrence L. Donati ("Terry"); Frank Contaldo ("Frank"); and their respective officers, directors, shareholders, partners, members, employees, agents, attorneys, representatives, predecessors, successors and assigns (collectively, the "VMTI Group").


     WHEREAS, on May 15, 1998, the Koy Group and the VMTI Group entered into a Settlement Agreement (the "Koy Settlement Agreement") for the stated purpose of compromising and settling all allegations and disputed issues and any other potential claims, allegations and disputes between them;

     WHEREAS, prior to the execution of the Koy Settlement Agreement, litigation was commenced in the Circuit Court of Cook County by Kevin against certain of the VMTI Group to collect an alleged $25,000 promissory note; Case No. 98 MI 114181 (the "State Litigation");

     WHEREAS, also prior to the execution of the Koy Settlement Agreement, some members of the VMTI Group filed a lawsuit in the United States District Court for the Northern District of Illinois, seeking injunctive relief against Kevin, case No. 98 C 1697 (the "Federal Litigation");

     WHEREAS, in connection with and as part of the Koy Settlement Agreement, and concurrently with the execution of the Koy Settlement Agreement, the Koy Group and the VMTI Group entered into an Escrow Agreement and Voting Trust (the "Voting Trust");

     WHEREAS, disputes have arisen between the Koy Group and the VMTI Group in connection with the Koy Settlement Agreement and other matters; and

     WHEREAS, in order to avoid the cost of continuing litigation and without admitting any liability, the Koy Group and the VMTI Group have agreed to settle and compromise, on the terms set forth herein, all claims, disputes and issues between them (except for Shareholder Claims [as defined hereinafter], if any).

     NOW THEREFORE, in consideration of the foregoing and of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. OBLIGATIONS OF THE KOY GROUP. Concurrently with the execution of this Settlement and Release, the Koy Group agrees to immediately dismiss or cause to be dismissed with prejudice any and all claims made by any of the Koy Group in the Federal Litigation and the State Litigation and in any other litigation, if any, which any of the Koy Group has filed against any of the VMTI Group. The VMTI Group agrees to cooperate with the Koy Group to take such actions as may be required of the VMTI Group in order to dismiss any such litigation or claims.

     2. OBLIGATIONS OF THE VMTI GROUP. Concurrently with the execution of this Settlement and Release, the VMTI Group agrees:

     a. to issue and deliver to CMFSI, 1,300,000 restricted shares of VMTI's $.001 par value common stock (the "Settlement Shares"), which will be stamped with the Company's standard restrictive legend placed on its restricted securities (a copy of which has been previously delivered to the Koy Group); and

     b. to release to the Koy Group the shares currently held in the Voting Trust and which are more fully described on EXHIBIT A attached hereto and made a part hereof (the "Escrow Shares") and the 245,799 shares identified in Paragraph 6(b)(iv). Kevin agrees that he will accept the Escrow Shares on behalf of the persons whose names appear on each of the certificates representing the Escrow Shares. Each of the Koy Group hereby agrees to indemnify and hold each of the VMTI Group and any current or former trustee or escrowee under the Voting Trust (each such person is hereinafter referred to as an "escrow Trustee") harmless from any action, damage, loss, claim, or liability of any kind whatsoever arising from or in connection with the distribution of the Escrow Shares to the Koy Group pursuant to this paragraph.

     3. TERMINATION OF VOTING TRUST. The parties agree that upon execution of this Settlement and Release, the Voting Trust shall be terminated and be of no further force and effect. To the extent reasonably requested by the other party, each party agrees to execute such documentation as may be requested in order to effectuate or confirm termination of the Voting Trust.

     4. REPRESENTATIONS AND WARRANTIES OF THE VMTI GROUP. Each of the members of the VMTI Group represents and warrants to the Koy Group as follows:

     a. ORGANIZATION, GOOD STANDING. VMTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate and other power and all necessary permits, certificates, licenses, approvals and other authorizations required to carry on and conduct its business and to own, lease, use and operate its properties at the locations where VMTI does business and in the manner in which such business is presently carried on and conducted or where the lack thereof would have a material adverse effect on VMTI. As of December 29, 2000, the Company, to its knowledge, has filed all requisite annual and quarterly reports with the Securities and Exchange Commission.

     b. AUTHORITY. Each of the VMTI Group has full power and authority to execute, deliver and perform this Settlement and Release and any other documents and instruments to be executed by the any of VMTI Group pursuant to this Settlement and Release without the consent of any other person. This Settlement and Release, and the transactions contemplated by it, have been validly approved and authorized by the Board of Directors of VMTI and its officer or officers executing this Settlement and Release have been duly authorized for that purpose.

     c. VALID AND BINDING AGREEMENT. This Settlement and Release constitutes a valid and binding agreement of each of the VMTI Group, enforceable against them in accordance with its terms. Neither the execution and delivery of this Settlement and Release or the performance by the VMTI Group hereunder (i) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority applicable to the VMTI Group , or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment or agreement to which any of the VMTI Group is a party or by which any of the VMTI Group is bound.

     5. REPRESENTATIONS AND WARRANTIES OF THE KOY GROUP. Each of the Koy Group represents to the VMTI Group as follows:

     a. ORGANIZATION, GOOD STANDING. Each of the Koy Group, if applicable, is duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite power and all necessary permits, certificates, licenses, approvals and other authorizations required to carry on and conduct its respective business and to own, lease, use and operate its respective properties at the locations where it does business and in the manner in which such business is presently carried on and conducted.

     b. AUTHORITY. Each of the Koy Group has full power and authority to execute, deliver and perform this Settlement and Release and all other documents and instruments to be executed by any of the Koy Group pursuant to this Settlement and Release without the consent of any other person. This Settlement and Release, and the transactions contemplated by it, have been validly approved and authorized by each of the Koy Group and each its officer or officers executing this Settlement and Release have been duly authorized for that purpose.

     c. VALID AND BINDING AGREEMENT. This Settlement and Release constitutes a valid and binding agreement of each of the Koy Group, enforceable against them in accordance with its terms. Neither the execution and delivery of this Settlement and Release or the performance by any of the Koy Group hereunder (i) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority applicable to any of the Koy Group, or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment or agreement to which any of the Koy Group is a party or by which any of the Koy Group is bound.

     d. AWARENESS OF OTHER CLAIMS. Each of the Koy Group represents and warrants to each of the VMTI Group that it is not aware of any additional claims it may have against any of the VMTI Group as of the date of this Agreement.

     6. RELEASE OF CLAIMS.

     a. In consideration of the promises of the VMTI Group under this Settlement and Release, each of the Koy Group hereby unconditionally releases and forever discharges each of the VMTI Group, their successors and assigns, and their respective officers, directors, shareholders, partners, members, employees, agents, and attorneys, past and present, ("Released VMTI Parties," individually each is a "Released VMTI Party"), from each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, that any of the Koy Group had, now has or may through the effective date of this Settlement and Release have against Contaldo, Donati or VMTI or any other Released VMTI Party based on actions or events prior to the effective date of this Settlement and Release, except for claims brought solely in the capacity of a shareholder ("Shareholder Claims"). Without limiting the generality of the foregoing, specifically included in this release and discharge are each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, any of the Koy Group had, now has, or may have through the effective date of this Settlement and Release, arising under any law, constitution, rule, regulation, statute, or common law theory, whether in tort, contract, equity, or otherwise, including without limitation any claims that any of the Koy Group is entitled to any shares or additional shares of VMTI stock arising under the Settlement Agreement. Any action, charge, claim, right, liability, demand or other legal proceeding released and discharged under this Section is hereinafter referred to as a "Koy Claim".

     b. Without limiting the generality of the foregoing, each of the Koy Group hereby waives and otherwise relinquishes all right, title and interest in and to any shares of stock, warrants, options and other securities of any kind of VMTI including without limitation any shares described in the Koy Settlement Agreement, except for the following shares: (i) the 1,882,567 shares issued in the name of CMFSI, or portion thereof which remains in the possession and ownership of any of the Koy Group and which are identified in Paragraph 2(A)(i) of the Koy Settlement Agreement, (ii) the Settlement Shares, (iii) the shares identified on EXHIBIT A attached hereto including the 245,799 shares reflected as being owned by the records of the Company's stock transfer agent and further referenced in (iv) below and (iv) the 245799 shares identified in (iii) above which are reflected as owned by Kevin on the records of VMTI stock transfer agent, the certificate which the parties agree has been lost and which VMTI agrees to have reissued to the CMFSI Profit Sharing Plan upon delivery by Kevin to VMTI of a form of Lost Certificate Affidavit acceptable to VMTI and its counsel, together with any other reasonable documentation required by VMTI stock transfer agent to issue a replacement certificate, and any amounts required pursuant to such stock transfer agent's bonding requirements in connection with the issuance of such certificate. Without limiting the foregoing, each of the Koy Group expressly waives and disclaims any right, title or interest in or to VMTI stock certificate number 501 issued in the name of Kevin for 2,627 shares, or any successor shares which such certificate would purportedly have generated following any stock split or similar action which may have occurred following the date of issuance of certificate number 501 and hereby consents to its cancellation.

     c. Each of the Koy Group further agrees that it will not instigate, advise or encourage any other person, group of persons, or any entity to file suit against any of the VMTI Group or any other Released VMTI Party, and that it will not assist in any action against any of the VMTI Group or any other Released VMTI Party, except in response to any court issued subpoena, notice of deposition or inquiry from a governmental agency, and it further represents and warrants that it has not filed any legal or administrative action of any kind against any of the VMTI Group or any other Released VMTI Party and except for Shareholder Claims.

     d. In consideration of the promises of the Koy Group under this Settlement and Release, each of the VMTI Group hereby unconditionally releases and forever discharges each of the Koy Group, their successors and assigns, and their respective officers, directors, shareholders, partners, members, employees, agents, and attorneys, past and present, ("Released Koy Parties," individually each is a "Released Koy Party"), from each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown (other than Shareholder Claims), that any of the VMTI Group had, now has or may through the effective date of this Settlement and Release have against any of the Koy Group or any other Released Koy Party based on actions or events prior to the effective date of this Settlement and Release. Without limiting the generality of the foregoing, specifically included in this release and discharge are each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, any of the VMTI Group had, now has, or may have through the effective date of this Settlement and Release, arising under any law, constitution, rule, regulation, statute, or common law theory, whether in tort, contract, equity, or otherwise, including without limitation any shares of stock of VMTI previously delivered to Koy. Any action, charge, claim, right, liability, demand or other legal proceeding released and discharged under this
Section is hereinafter referred to as a "VMTI Claim".

     e. Each of the VMTI Group further agrees that it will not instigate, advise or encourage any other person, group of persons, or any entity to file suit against any of the Koy Group or any other Released Koy Party, and that it will not assist in any action against any of the Koy Group or any other Released Koy Party, except in response to any court issued subpoena, notice of deposition or inquiry from a governmental agency, and it further represents and warrants that it has not filed any legal or administrative action of any kind against any of the Koy Group or any other Released Koy Party and except for Shareholder Claims.

     7. AGREEMENT NOT TO SUE.

     a. In consideration of the promises of the parties under this Settlement and Release, each of the VMTI Group agrees never to institute, directly or indirectly, any action or proceeding of any kind against any of the Koy Group or any other Released Koy Party to enforce a Claim, except for an action to enforce this Settlement and Release.

     b. In consideration of the promises of the parties under this Settlement and Release, each of the Koy Group agrees never to institute, directly or indirectly, any action or proceeding of any kind against any of the VMTI Group or any other Released VMTI Party to enforce a

Claim, except for an action or proceeding to enforce this Settlement and Release or to enforce a Shareholder Claim.

     8. AGREEMENT AS COMPLETE DEFENSE. In consideration of the promises of the parties under this Settlement and Release, the parties hereby agree that if any party files a VMTI Claim or Koy Claim or a VMTI Claim or Koy Claim is filed on a party's behalf, except for an action or proceeding specifically and expressly not released by this Settlement and Release, this Settlement and Release shall constitute a complete defense to such VMTI Claim or Koy Claim.

     9. COSTS AND ATTORNEYS' FEES. The Koy Group and the VMTI Group agree that each shall bear its own costs and attorneys' fees in connection with entering into this Settlement and Release and the circumstances underlying this Settlement and Release. In the event of litigation to enforce the terms of this Settlement and Release, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys' fees and court costs incurred.

     10. NO ADDITIONAL CLAIMS. Each of the Koy Group understands and agrees that it has no additional claims against Contaldo, Donati, any of the VMTI Group or any other Released VMTI Party other than those specified herein and any Shareholder Claims. Each of the VMTI Group understands and agrees that they have no additional claims against Kevin or any of the Koy Group other than those specified herein.

     11. DISCLAIMER OF LIABILITY. The parties understand and agree that this Settlement and Release does not constitute and shall not be construed as an admission of liability or wrongdoing by any party or any other Released Party with respect to any claims asserted by any party, and that each party and the other Released Parties expressly denies that they collectively have, that more than one of them have, or that any one of them has done anything wrong or unlawful regarding the other parties.

     12. SPECIAL COVENANT OF THE KOY GROUP. Each of the Koy Group covenants and agrees that following the execution of this Settlement and Release, he will provide reasonable cooperation to the VMTI Group (at no cost to the VMTI Group) in connection with any actions required to terminate the Voting Trust Agreement, if any, and agrees to execute such documents as may be reasonably requested by the VMTI Group in order to carry out the purposes of this Settlement and Release, and any other matters requiring any of the Koy Group's cooperation, if any. In addition, each of the Koy Group hereby agrees, that he, she or it will not, before May 15, 2003: (i) acquire, by purchase or otherwise, or offer or agree to acquire or obtain the right to acquire or propose to acquire or announce any intention or plan to acquire or announce any request for permission to acquire, directly or indirectly, any additional shares of the stock of VMTI or any of its successor entities ("VMTI Stock") and/or any rights, warrants or obligations convertible into VMTI Stock, except, in any case, such number of shares as would be required to be acquired by the Koy Group in order to maintain its ownership percentage of the Company as of the date of this Agreement and after giving effect to the issuance of the 1,300,000 shares issuable to the Koy Group hereunder; (ii) acquire from any person any claim, whether monetary or otherwise, that such person may have against VMTI or any of its subsidiaries or affiliates.

     13. APPLICABLE LAW. This Settlement and Release shall be governed and construed in accordance with the internal laws of the State of Illinois to the extent state law is applicable.

     14. BINDING EFFECT. This Settlement and Release shall be binding upon the heirs, administrators, executors, successors and assigns of the VMTI Group and the Koy Group.

     15. NO RELIANCE ON OUTSIDE PROMISES. The parties acknowledge that they have not relied upon any promises made by any party or by any other Released Party, other than those specifically contained herein, as an inducement to execute this Settlement and Release.

     16. ENFORCEABILITY. If any term or provision, or any part of any term or provision of this Settlement and Release is held unenforceable, it shall be severed as narrowly as possible and the remaining terms and provisions shall be enforced in accordance with the tenor of this Settlement and Release.

     17. COMPLETE AGREEMENT. This Settlement and Release contains the entire understanding between the VMTI Group and the Koy Group and supersedes all prior agreements and understandings relating to the subject matter hereof. Without limiting the foregoing, each of the Koy Group expressly acknowledges that the Koy Settlement Agreement is superceded hereby and the purported anti-dilution provisions contained in Paragraph 2(H) of the Koy Settlement Agreement are no longer of any force and effect.

     18. COUNTERPARTS. This Settlement and Release may be executed in counterparts, each of which shall be deemed an original and shall, when taken together, be deemed to be one and the same Settlement Agreement and Release.

     IN WITNESS WHEREOF, the parties have executed this Settlement and Release this 1st day of January, 2001.



KEVIN E. KOY:

 /s/ Kevin E. Koy                            [NOTARY       /s/ Wioleta Moniuszko          1-1-01
---------------------------------------       SEAL]        ----------------------
                                                           Notary Public

MAUREEN H. KOY:

 /s/ Maureen H. Koy                          [NOTORY       /s/ Wioleta Moniuszko          1-1-01
---------------------------------------       SEAL]        ----------------------
                                                           Notary Public

CHICAGO MORTGAGE AND FINANCIAL SERVICES, INC.
a/k/a CHICAGO MORTGAGE COMPANY, INC.
a/k/a CHICAGO MORTGAGE COMPANY:

By: /s/ Maureen H. Koy                       [NOTARY       /s/ Wioleta Moniuszko          1-1-01
    ----------------------------------        SEAL]        ----------------------
Its:  ________________________________                         Notary Public




                                       7



CHICAGO MORTGAGE AND FINANCIAL SERVICES, INC.
PROFIT SHARING PLAN AND TRUST

By: /s/ Maureen H. Koy                       [NOTARY       /s/ Wioleta Moniuszko          1-1-01
    ----------------------------------        SEAL]        ----------------------
Its:  ________________________________                         Notary Public

CAMBRIDGE FINANCIAL SERVICES, INC.
a/k/a CAMBRIDGE FINANCIAL

By: [Illegible]                              [NOTARY       /s/ Wioleta Moniuszko           1-1-01
    ----------------------------------        SEAL]        -----------------------
Its:  ________________________________                         Notary Public

CORCAPITAL FINANCIAL PARTNERS L.L.C.
a/k/a CORCAPITAL FINANCIAL CORP.

By: [Illegible]                              [NOTARY       /s/ Wioleta Moniuszko           1-1-01
    ----------------------------------        SEAL]        -----------------------
Its:  ________________________________                         Notary Public

SONOMA HOLDING CORP.

By: [Illegible]                              [NOTARY       /s/ Wioleta Moniuszko           1-1-01
    ----------------------------------        SEAL]        -----------------------
Its: _________________________________                         Notary Public

SHC CORP. (a/k/a Sonoma Holding Corp.)
(f/k/a Victormaxx Technologies, Inc.)

By: __________________________________
Its: _________________________________            -------------------
                                                     Notary Public

FRANK A. CONTALDO, individually:

--------------------------------------            -------------------
                                                     Notary Public

TERRENCE L. DONATI, individually:

----------------------------------------          -------------------
                                                     Notary Public

                                    EXHIBIT A

NAME OF SHAREHOLDER                STOCK CERTIFICATE NO.                  NUMBER OF SHARES
-------------------                ---------------------                  ----------------
CMFSI*                                                                        1,300,000
KEVIN E. KOY**                                                                   82,447
KEVIN E. KOY***                                                                 126,648
PATRICIA LERCH****                        VM2478                                 30,000
CATHERINE FORSSBERG****                   VM2479                                 10,000
DOUG AND KAREN PHILLIPS****               VM2480                                 16,500
BARB QUAN****                             VM2481                                 10,000
DONALD TROST****                          VM2482                                 11,000
SUSAN SEIZ****                            VM2483                                  5,500
BARB FRANZEN****                          VM2484                                 10,000
NANCY FABEY****                           VM2485                                  5,500
RANDY SHELL****                           VM2486                                 20,000
RUSS FELKER****                           VM2487                                 30,000
ALARON TRADING CORP.****                  VM2503                                 45,000
JULIE SOWERS****                          VM2489                                 25,000
JANET GIPSON****                          VM2490                                 20,000
DR. THOMAS C. MURPHY****                  VM2491                                  3,000
SHI YUNG****                              VM2492                                 45,000
ED VARDON****                             VM2493                                 25,000
CAROLYN VARDON****                        VM2494                                 25,000
MARIE PLATOWSKI****                       VM2495                                  5,000
BRIDGET STACY****                         VM2496                                  5,000
MARY ANN DOHERTY****                      VM2497                                  5,000
VICTOR J. ORTIZ****                       VM2498                                  1,000
DAVID JOSEPH ORTIZ****                    VM2499                                  1,000
TRISTAN SAYRE****                         VM2500                                  2,000
MIKKO SAYRE****                           VM2501                                  2,000
MAUREEN H. KOY                            VM2502                                392,500
CMFSI***                                                                        245,799


*   TO BE ISSUED PURSUANT TO DECEMBER 29, 2000 SETTLEMENT AGREEMENT
**  SHARES BEING HELD BY GEORGE HORMEL
*** CERTIFICATE MAY BE LOST-WILL BE REISSUED SUBJECT TO NORMAL STOCK TRANSFER
    AGENT PROCEDURES AND INDEMNIFICATION AGREEMENTS.
****TO BE REISSUED IN NAME OF CMFSI UPON ENDORSEMENT OF CERTIFICATES BY
    REGISTERED OWNER AND KEVIN KOY AND SUBJECT TO OPINION LETTER FROM KOY'S COUNSEL AND INDEMNIFICATION PROCEDURES AND AGREEMENT OF TRANSFER AGENT.